SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 30, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



      Delaware                   000-24757                      88-0378451
--------------------    ----------------------------    ------------------------
  (State or Other         (Commission File Number)           (I.R.S. Employer
  Jurisdiction of                                         Identification Number)
   Incorporation)

                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into an eighth amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Travelers Convertible Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Travelers Convertible Note from September 30, 2002 to October 31, 2002.

     In addition, eMagin and Mr. Mortimer D.A. Sackler ("Sackler") entered into a second amendment agreement to amend and extend the maturity date of the Secured Promissory Note (the "Sackler Secured Note") dated June 20, 2002, issued under the Secured Note Purchase Agreement entered into as of June 20, 2002, by and between eMagin and Sackler. As well, eMagin and Sackler entered into a second amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Notes (the "Sackler Secured Convertible Notes"), issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Sackler, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription Agreements dated January 14, 2002. The amendment agreements extends the maturity date of the Sackler Secured Note and the Sackler Secured Convertible Notes from September 30, 2002 to October 31, 2002.

     In addition, eMagin and Ginola Limited ("Ginola"), an assignee of Rainbow Gate Corporation, entered into a second amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Ginola Secured Convertible Note") dated November 27, 2002, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Rainbow Gate Corporation, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002. The amendment agreement extends the maturity date of the Ginola Secured Convertible Note from September 30, 2002 to October 31, 2002.

     The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the Debentures attached as exhibits to this Form 8-K.


ITEM 7.           EXHIBITS.

                  Exhibit
                  Number      Description

                  10.1 Amendment No. 8 to Convertible Promissory Note dated as of September 30, 2002.

                  10.2 Amendment No. 2 to Secured Promissory Note dated as of September 30, 2002.

                  10.3        Amendment   No.  2  to  the  Secured   Convertible
                              Promissory Notes dated as of September 30, 2002.

                  10.4        Amendment   No.  2  to  the  Secured   Convertible
                              Promissory Note dated as of September 30, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                EMAGIN CORPORATION



                                By: /s/ Gary W. Jones
                                   -------------------------------------
                                   Name:  Gary W. Jones
                                   Title: President and Chief Executive Officer

Dated: September 30, 2002